                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 28, 2002
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                          ESSENTIAL THERAPEUTICS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                             0-28006                            94-3186021
------------------------------------- ----------------------------------- -----------------------------------
  (State or Other Jurisdiction of                (Commission                        (IRS Employer
           Incorporation)                        File Number)                    Identification No.)


                       1365 Main Street, Waltham, MA 02451
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 647-5554
              (Registrant's telephone number, including area code)
                                 ---------------






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Items 5. Other Events.

         On March 1, 2002, the Registrant issued a press release announcing that it signed a definitive agreement to acquire Maret Corporation, a privately held Delaware corporation also known as Maret Pharmaceuticals, in a stock for stock exchange. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               Exhibit
               Number        Description
               -------       -----------

               99.1          Press release, dated March 1, 2002.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 2002                       ESSENTIAL THERAPEUTICS, INC.


                                           By:      /s/ Mark Skaletsky
                                              ----------------------------------
                                              Mark Skaletsky,
                                              President, Chief Executive Officer
                                              and Chairman of the Board of
                                              Directors
                                              (Principal Executive Officer)